UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

31 Financial Statements

36 Financial Highlights

41 Notes to Financial Statements

48 Investment Management Agreement Approval

53 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Summary of Administrative Fee Evaluation by Independent Fee Consultant

59 Account Management Resources

60 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local taxes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 0.93%, 1.72%, 1.69% and 0.62% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-1.81%	-.39%	2.32%	2.29%	3.38%
Class B	-2.19%	-1.17%	1.56%	1.50%	2.58%
Class C	-2.19%	-1.06%	1.57%	1.52%	2.59%
Barclays Capital 7-Year Municipal Bond Index+	.59%	2.91%	4.06%	3.44%	4.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/08
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	-1.66%	.01%	2.64%	2.40%
Barclays Capital 7-Year Municipal Bond Index+	.59%	2.91%	4.06%	3.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 10.62	$ 10.63	$ 10.62	$ 10.63
5/31/08	$ 11.06	$ 11.07	$ 11.06	$ 11.07
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .21	$ .17	$ .17	$ .23
November Income Dividend	$ .0353	$ .0282	$ .0286	$ .0381
Capital Gain Distributions	$ .03	$ .03	$ .03	$ .03
SEC 30-day Yield‡‡ as of 11/30/08	3.35%	2.65%	2.65%	3.77%
Tax Equivalent Yield‡‡ as of 11/30/08	5.15%	4.08%	4.08%	5.80%
Current Annualized Distribution Rate‡‡ as of 11/30/08	4.04%	3.23%	3.28%	4.36%
‡‡ The SEC yield is net investment income per share earned over the month ended November 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	41	of	157	26
3-Year	40	of	144	28
5-Year	32	of	123	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,687	$10,417	$10,889	$13,560
	Average annual total return	-3.13%	1.37%	1.72%	3.09%
Class B	Growth of $10,000	$9,596	$10,285	$10,683	$12,900
	Average annual total return	-4.04%	.94%	1.33%	2.58%
Class C	Growth of $10,000	$9,894	$10,480	$10,782	$12,915
	Average annual total return	-1.06%	1.57%	1.52%	2.59%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $10,000	$10,291	$11,268	$11,844	$15,694
	Average annual total return	2.91%	4.06%	3.44%	4.61%

The growth of $10,000 is cumulative.

+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-Year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Institutional Class [] Barclays Capital 7-Year Municipal Bond Index+

Comparative Results as of 11/30/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,000,100	$1,081,400	$1,098,100
	Average annual total return	.01%	2.64%	2.40%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $1,000,000	$1,029,100	$1,126,800	$1,139,000
	Average annual total return	2.91%	4.06%	3.38%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-Year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 11/30/08
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-1.74%	-.16%	2.56%	2.53%	3.67%
Barclays Capital 7-Year Municipal Bond Index+	.59%	2.91%	4.06%	3.44%	4.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+ Total returns shown for periods less than one year are not annualized.+
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 10.63
5/31/08	$ 11.07
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .22
November Income Dividend	$ .0371
Capital Gain Distributions	$ .03
SEC 30-day Yield‡‡ as of 11/30/08	3.61%
Tax Equivalent Yield‡‡ as of 11/30/08	5.55%
Current Annualized Distribution Rate‡‡ as of 11/30/08	4.25%
‡‡ The SEC yield is net investment income per share earned over the month ended November 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	37	of	157	24
3-Year	27	of	144	19
5-Year	16	of	123	13
10-Year	19	of	75	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,984	$10,787	$11,331	$14,343
	Average annual total return	-.16%	2.56%	2.53%	3.67%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $10,000	$10,291	$11,268	$11,844	$15,694
	Average annual total return	2.91%	4.06%	3.44%	4.61%

The growth of $10,000 is cumulative.

+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-Year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 981.90	$ 978.10	$ 978.10	$ 982.60	$ 983.40
Expenses Paid per $1,000**	$ 4.37	$ 8.43	$ 8.23	$ 3.38	$ 2.93
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,020.66	$ 1,016.55	$ 1,016.75	$ 1,021.66	$ 1,022.11
Expenses Paid per $1,000**	$ 4.46	$ 8.59	$ 8.39	$ 3.45	$ 2.99
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.88%	1.70%	1.66%	.68%	.59%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 981.90	$ 978.10	$ 978.10	$ 982.60	$ 983.40
Expenses Paid per $1,000**	$ 3.88	$ 7.93	$ 7.74	$ 2.88	$ 2.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,021.16	$ 1,017.05	$ 1,017.25	$ 1,022.16	$ 1,022.61
Expenses Paid per $1,000**	$ 3.95	$ 8.09	$ 7.89	$ 2.94	$ 2.48
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.60%	1.56%	.58%	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Intermediate Tax/AMT Free Fund's performance for the semiannual period ended November 30, 2008 and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2008?

A: Municipal bonds delivered negative results over the six months, and lagged the taxable market. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, delivered a total return of -4.98% for the six months ended November 30, 2008.1 The broad taxable bond market, as measured by the Barclays Capital US Aggregate Index, was essentially flat for the same period, with a total return of a positive 0.24%.2

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do no include fees or expenses. It is not possible to invest directly into an index.

The primary factor in financial market returns over the period was ongoing credit market distress that reached new levels of visibility beginning in September. First, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration gained approval of a mammoth package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions. However, the ultimate execution and impact of any rescue plan was less than clear.

In this environment, investors fled to Treasuries; most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants, including the Fund, to unwind positions into an illiquid market. This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

The largest source of support for municipals over the six months was retail investors attracted by favorable yields. Mutual fund flows turned negative as the period progressed and insurance companies have been largely on the sidelines as buyers. Supply has been erratic given the economic and credit market backdrop, but overall has lagged last year's record volume only modestly.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period for a total reduction of 100 basis points (one percentage point). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 1.00% at the end of November 2008. Municipal yields declined on the short end of the curve, but rose on intermediate and longer-term issues. Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

Municipal Bond Yield Curve (as of 5/31/08 and 11/30/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened during the six months.3 The two-year bond yield decreased 15 basis points from 2.28% to 2.13%, while the 30-year yield rose 85 basis points from 4.53% to 5.38%, resulting in a total steepening of 100 basis points. (See the graph above for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that reached a crescendo in September.4 Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.5 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.6 Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
4 Credit spread — the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.
5 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the semiannual period ended November 30, 2008?

A: DWS Intermediate Tax/AMT Free Fund posted a return of -1.81% over the period. (Return is for Class A shares, unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund outperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned -3.77%.7 The unmanaged Barclays Capital Municipal Bond Index, returned -4.98%, while the Barclays Capital 7-Year Municipal Bond Index returned a positive 0.59%.8

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2008?

A: As the period began, credit spreads had reached levels where investors are paid more fairly for the incremental risk, and we began to selectively increase exposure to single A-rated issues. Overall, however, the fund's quality profile was relatively high during the period, helping to limit the impact of spread widening. In particular, significant holdings of prerefunded bonds helped, as investors prized their top-notch quality during the liquidity crunch.9

6 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
7 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was -2.32% (157 funds), 1.82% (123 funds) and 3.30% (75 funds), respectively, as of 11/30/08. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
8 The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-Year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

In general, we do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Barclays Capital 7-Year Municipal Bond Index.10 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. As we entered the period, the yield curve had a significant positive slope and we had begun to move into longer maturities in order to pick up income. As a result, the fund had some exposure to bonds with maturities in the 15-year range, constraining returns as yields rose and prices fell on longer-term issues. Given the steepening of the curve that has occurred, we are continuing to look to add exposure to issues in the 15-to-20-year range.

Municipal yields are currently very attractive relative to US Treasury bonds, providing an income advantage even before taking into account their tax advantage. To illustrate, at the end of November, the 10-year municipal bond was yielding approximately 138% of the comparable maturity Treasury bond, up from about 90% six months earlier. With a national economic downturn under way and the decreased role of insurance in the municipal market, we believe the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

9 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off pre-refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
10 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/08	5/31/08

Revenue Bonds	58%	52%
General Obligation Bonds	23%	24%
ETM/Prerefunded	14%	18%
Lease Obligations	5%	6%
	100%	100%
Quality	11/30/08	5/31/08

AAA	21%	51%
AA	44%	27%
A	22%	15%
BBB	12%	4%
Not Rated	1%	3%
	100%	100%
Effective Maturity	11/30/08	5/31/08

Less than 1 year	11%	11%
1-4.99 years	37%	37%
5-9.99 years	41%	43%
10-14.99 years	10%	8%
15-20 years	1%	1%
	100%	100%

Weighted average effective maturity: 5.66 years and 5.46 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	11/30/08	5/31/08

Texas	20%	16%
California	13%	15%
New York	7%	7%
Illinois	7%	7%
Indiana	4%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.9%
Alabama 0.4%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	2,570,000	2,596,651
Arizona 3.8%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	2,788,110
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	105,000	109,430
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,015,160
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,089,943
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	2,664,590
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	10,705,700
		24,372,933
Arkansas 0.0%
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	104,756
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	3,631	3,712
		108,468
California 13.7%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,506,900
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, Prerefunded, 5.875%, 5/1/2016	7,000,000	7,941,150
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	10,828,600
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,025,211
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, 5.25%, 12/1/2016 (b)	2,955,000	3,151,419
Series Y, Prerefunded, 5.25%, 12/1/2016 (b)	45,000	50,706
California, State General Obligation, 6.0%, 4/1/2018	1,700,000	1,841,746
California, Statewide Communities Development Authority Revenue, North Peninsula Jewish Campus, 0.7%*, 7/1/2034, Bank of America NA (a)	3,000,000	3,000,000
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	60,000	64,706
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,316,249
Long Beach, CA, Bond Finance Authority Lease Revenue, Long Beach Museum of Art, 1.0%*, 9/1/2009, Bank One NA (a)	1,410,000	1,410,000
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	865,000	884,705
Los Angeles, CA, Department of Water & Power Revenue, Series A-5, 0.35%*, 7/1/2035	2,000,000	2,000,000
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,530,010
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,019,755
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,336,480
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023 (b)	7,000,000	6,768,650
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	726,808
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,291,363
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	33,589
		86,728,047
Colorado 2.8%
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021 (b)	7,000,000	7,021,490
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	30,000	30,888
Colorado, E-470 Public Highway Authority Revenue, Series C2, 5.0%, 9/1/2039 (b)	8,000,000	7,752,560
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, 9/1/2036	2,680,000	2,686,298
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	30,000	31,278
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,004
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	40,000	41,855
Series B-3, 6.55%, 5/1/2025	32,000	33,104
Denver City & County, CO, Single Family Mortgage Revenue, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	5,000	5,061
		17,672,538
Connecticut 0.5%
Connecticut, State General Obligation, Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,418,401
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,076,308
Florida 2.3%
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021 (b)	4,500,000	5,002,155
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (b)	3,000,000	2,875,170
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	160,000	168,704
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,121,360
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,312,950
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	186,362
		14,666,701
Georgia 3.5%
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,070,840
Forsyth County, GA, School District General Obligation, Prerefunded, 6.0%, 2/1/2014	1,000,000	1,069,480
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,065,420
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,287,531
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,507,650
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,796,646
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
ETM, 6.2%, 10/1/2009	255,000	263,823
Prerefunded, 6.5%, 10/1/2013	800,000	850,624
		21,912,014
Hawaii 1.5%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2021	9,000,000	9,217,170
Illinois 6.9%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	20,000	20,975
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	1,067,198
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	9,381,882
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,517,450
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	590,000	624,657
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	62,068
5.15%, 1/1/2014	65,000	61,542
5.25%, 1/1/2009	50,000	50,006
5.25%, 1/1/2010	55,000	54,890
5.25%, 1/1/2016	150,000	136,960
5.375%, 1/1/2011	60,000	59,437
5.5%, 1/1/2012	35,000	34,429
5.5%, 1/1/2019	255,000	221,365
5.75%, 1/1/2022	300,000	249,330
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	50,000	50,022
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018 (b)	2,000,000	2,035,900
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,398,726
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,077,280
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	4,340,000	4,346,640
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,285,000	1,285,463
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	3,114,108
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	3,042,720
Silvas, IL, Mortgage Revenue:
Series A, Prerefunded, 4.9%, 8/1/2011	360,000	370,224
Series A, Prerefunded, 5.2%, 8/1/2017	1,285,000	1,343,442
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,264,258
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,943,621
		43,814,593
Indiana 2.4%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017 (b)	1,250,000	1,229,775
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,166,170
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	8,759,520
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019 (b)	2,000,000	1,855,400
		15,010,865
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,433,986
Kentucky 0.3%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019 (b)	1,000,000	1,054,600
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,030,000	1,031,082
		2,085,682
Louisiana 1.3%
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,219,994
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	55,000	56,931
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,594,000	3,847,557
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	935,000	936,505
		8,060,987
Maryland 0.9%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	335,000	340,990
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,283,900
		5,624,890
Massachusetts 0.6%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	405,000	422,836
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	88,727
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	310,087
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,119,410
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,035
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	1,895,000	1,991,759
		3,942,854
Michigan 3.9%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,508,100
Detroit, MI, Core City General Obligation:
Series B, Prerefunded, 5.875%, 4/1/2013 (b)	2,410,000	2,565,903
Series B, Prerefunded, 5.875%, 4/1/2014 (b)	2,555,000	2,720,283
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,026,780
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,431,907
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, Prerefunded, 6.0%, 5/15/2014 (b)	3,000,000	3,098,250
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,104,951
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	65,000	69,498
		24,525,672
Minnesota 0.7%
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	4,694,768
Mississippi 2.1%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	190,000	189,920
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,233,257
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,650,000	2,425,466
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	6,700,000	6,752,260
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	2,996,354
		13,597,257
Missouri 1.2%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	130,000	128,567
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,604,032
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,910,381
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	62,418
		7,705,398
Nebraska 0.3%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,766,490
Nevada 0.3%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	2,068,339
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	30,000	30,300
Series C-1, 5.45%, 4/1/2010	10,000	10,139
		2,108,778
New Hampshire 0.1%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	625,000	622,375
New Jersey 2.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,116,934
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,463,581
Series W, 5.0%, 3/1/2019	3,000,000	3,053,400
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	152,538
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,091,210
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, ETM, 6.5%, 6/15/2011 (b)	85,000	94,452
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	10,000	10,005
		15,982,120
New York 6.7%
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	405,000	416,267
6.1%, 8/1/2041 (b)	1,000,000	981,150
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	403,605
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,357,100
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.0%, 5/15/2010	250,000	252,815
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,095,600
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	120,000	123,378
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	10,099,600
New York, NY, General Obligation:
Series H-1, 1.25%*, 1/1/2036, Dexia Credit Local (a)	1,290,000	1,290,000
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,226,280
Series G, ETM, 6.75%, 2/1/2009	255,000	257,596
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,104,600
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, HSBC Bank PLC (a)	600,000	605,064
		42,213,055
North Carolina 0.5%
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	1,966,920
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,020,650
		2,987,570
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,254,850
Ohio 3.5%
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2, 5.125%, 6/1/2024	5,610,000	4,111,176
Series A-2, 5.375%, 6/1/2024	1,920,000	1,448,736
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services, 5.4%, 7/1/2010	750,000	752,168
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,895,000	1,941,920
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	705,000	705,508
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,210,726
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,070,708
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,556,017
Ross County, OH, Hospital Revenue, Adena Health System, 5.75%, 12/1/2022	5,750,000	5,405,057
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	15,000	15,126
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	856,749
5.35%, 7/20/2023	940,000	913,276
		21,987,167
Oklahoma 0.2%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,501,815
Pennsylvania 3.7%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,480,604
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	105,606
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	360,000	366,772
Chester County, PA, Health & Education Facility, Immaculata College:
5.125%, 10/15/2009	230,000	229,195
5.3%, 10/15/2011	280,000	271,387
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,304,958
Delaware County, PA, Housing Authority, Dunwood Village Project, Prerefunded, 6.125%, 4/1/2020	100,000	105,561
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	745,480
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	40,000	42,564
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,060,960
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	55,000	58,064
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	804,088
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,142,165
Pennsylvania, State General Obligation, Series First, Prerefunded, 6.0%, 1/15/2013	5,500,000	5,820,925
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,401,210
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	170,000	172,169
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	620,000	608,555
Philadelphia, PA, School District General Obligation, Series C, Prerefunded, 5.875%, 3/1/2013 (b)	1,000,000	1,051,900
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	690,000	695,651
		23,467,814
Puerto Rico 1.6%
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	4,685,900
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (b)	3,000,000	2,688,840
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.0%, 7/1/2020	3,045,000	2,924,540
		10,299,280
Rhode Island 0.8%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,364,250
South Carolina 1.5%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	1,190,000	1,261,162
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	3,916,296
5.375%, 6/1/2016 (b)	3,900,000	4,122,417
		9,299,875
Tennessee 2.8%
Clarksville, TN, Public Building Authority Revenue, Murfreesboro Loan, 1.0%*, 7/1/2024, SunTrust Bank (a)	15,000	15,000
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	55,000	58,066
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,698,229
Memphis & Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, Prerefunded, 5.5%, 11/1/2015 (b)	3,545,000	3,934,276
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	380,000	364,120
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,541,965
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.0%, 9/1/2016	2,700,000	2,237,139
Series A, 5.25%, 9/1/2021	5,000,000	3,698,950
		17,547,745
Texas 19.1%
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	191,358
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014 (b)	6,500,000	7,121,530
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,441,444
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,355,107
5.0%, 2/15/2021	1,850,000	1,881,783
Dallas, TX, Performing Arts Cultural Facilities Corp., Dallas Arts Center Foundation, Inc. Project, Series B, 0.8%*, 9/1/2041, JPMorgan Chase Bank (a)	8,000,000	8,000,000
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	4,921,296
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	1,965,260
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, 5/15/2034 (b)	2,285,000	2,370,025
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,789,632
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,114,770
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,648,875
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	311,963
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,022,560
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, 1/1/2038	4,900,000	5,054,938
Series A, 6.0%, 1/1/2022	7,000,000	6,906,060
Series L-2, 6.0%, 1/1/2038	6,000,000	6,027,600
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,721,710
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,326,428
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	29,204	29,221
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,636,945
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,329,370
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2018	2,000,000	1,962,540
Texas, Lower Colorado River Authority Revenue:
Series A, 5.875%, 5/15/2014 (b)	2,495,000	2,559,396
Series A, Prerefunded, 5.875%, 5/15/2014 (b)	5,000	5,162
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	4,501,250
Texas, Municipal Power Agency Revenue:
ETM, Zero Coupon, 9/1/2014 (b)	40,000	32,534
Zero Coupon, 9/1/2014 (b)	1,760,000	1,366,763
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	7,000,000	5,465,950
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	3,980,793
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,384,714
Series A, 5.75%, 7/15/2013	3,000,000	3,099,240
Series B, 5.75%, 7/15/2014	3,555,000	3,672,599
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, 5.0%, 7/15/2017	3,000,000	3,147,000
Series A, 5.0%, 7/15/2020	3,150,000	3,224,781
Series B, 5.25%, 7/15/2021	3,000,000	3,085,320
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,036,560
Series A, Prerefunded, 6.25%, 11/15/2013 (b)	5,000,000	5,291,900
		120,984,377
Utah 0.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	790,000	832,518
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	15,000	15,389
		847,907
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	1,990,540
Virginia 0.3%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	620,000	627,130
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,185,000	1,316,997
		1,944,127
Washington 0.9%
Seattle, WA, Water System Revenue, 5.0%, 2/1/2020	3,870,000	3,948,251
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,111,180
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, Prerefunded, 5.85%, 7/1/2012 (b)	515,000	542,965
		5,602,396
West Virginia 0.5%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,176,317
Wisconsin 2.2%
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	845,000	845,051
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank NA (a)	240,000	240,631
6.0%, 2/1/2017, US Bank NA (a)	405,000	405,555
Wisconsin, State General Obligation:
Series C, Prerefunded, 5.25%, 5/1/2016 (b)	7,705,000	8,390,667
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,342,840
		14,224,744
Total Municipal Bonds and Notes (Cost $626,225,074)		621,439,775

Municipal Inverse Floating Rate Notes (c) 4.0%
Indiana 1.6%
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022 (d)	10,000,000	10,351,500
Trust: Indiana, State Transportation, Series 1157, 144A, 18.13%, 12/1/2022, Leverage Factor at purchase date: 4 to 1
New York 0.8%
New York, State Dormitory Authority Personal Income Tax Revenue, Series A, 5.0%, 3/15/2019 (d)	5,000,000	5,183,825
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-1, 144A, 16.46%, 3/15/2019, Leverage Factor at purchase date: 4 to 1
Texas 1.6%
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022 (d)	10,000,000	10,070,600
Trust: Texas, State Transportation Commission Revenue, Series 2214, 144A, 16.37%, 4/1/2022, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $27,918,080)		25,605,925
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $654,143,154)+	101.9	647,045,700
Other Assets and Liabilities, Net	(1.9)	(12,324,802)
Net Assets	100.0	634,720,898
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2008.
+ The cost for federal income tax purposes was $653,991,820. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $6,946,120. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,100,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,046,285.
(a) Security incorporates a letter of credit from the bank listed.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	9.2
Financial Guaranty Insurance Co.	10.2
Financial Security Assurance, Inc.	11.6
MBIA Corp.	14.1
Radian	0.6
(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	647,045,700
Level 3	—
Total	$ 647,045,700

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $654,143,154)	$ 647,045,700
Cash	2,238,842
Receivable for investments sold	810,000
Interest receivable	9,432,329
Receivable for Fund shares sold	2,326,913
Other assets	89,780
Total assets	661,943,564
Liabilities
Payable for investments purchased	7,014,114
Payable for Fund shares redeemed	360,229
Payable for floating rate notes issued	18,750,000
Distributions payable	524,187
Accrued management fee	170,179
Other accrued expenses and payables	403,957
Total liabilities	27,222,666
Net assets, at value	$ 634,720,898
Net Assets Consist of
Undistributed net investment income	831,061
Net unrealized appreciation (depreciation) on investments	(7,097,454)
Accumulated net realized gain (loss)	841,351
Paid-in capital	640,145,940
Net assets, at value	$ 634,720,898

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($112,274,192 ÷ 10,569,733 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.62
Maximum offering price per share (100 ÷ 97.25 of $10.62)	$ 10.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,455,170 ÷ 230,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.63

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,221,063 ÷ 1,245,014 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.62
Class S Net Asset Value, offering and redemption price(a) per share ($380,354,466 ÷ 35,782,285 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.63

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($126,416,007 ÷ 11,895,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.63
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 15,864,783
Expenses: Management fee	1,052,238
Administration fee	334,044
Services to shareholders	253,076
Custodian fee	14,341
Distribution and service fees	210,215
Professional fees	72,789
Trustees' fees and expenses	11,087
Reports to shareholders	36,016
Registration fees	43,874
Interest expense and fees on floating rate notes	327,554
Other	34,952
Total expenses before expense reductions	2,390,186
Expense reductions	(2,165)
Total expenses after expense reductions	2,388,021
Net investment income	13,476,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,377,290
Change in net unrealized appreciation (depreciation) on investments	(26,593,795)
Net gain (loss)	(25,216,505)
Net increase (decrease) in net assets resulting from operations	$ (11,739,743)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2008 (Unaudited)
Increase (decrease) in cash: Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (11,739,743)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided (used) in operating activities:
Purchases of long-term investments	(254,311,645)
Net amortization/accretion of premium (discount)	999,929
Proceeds from sales and maturities of long-term investments	264,266,984
(Increase) decrease in interest receivable	(313,929)
(Increase) decrease in other assets	(36,095)
(Increase) decrease in receivable for investments sold	1,285,000
Increase (decrease) in payable for investments purchased	(386,076)
Increase (decrease) in accrued expenses and payables	(64,878)
Unrealized (appreciation) depreciation on investments	26,593,795
Net realized (gain) loss from investments	(1,377,290)
Cash provided (used) by operating activities	$ 24,916,052
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	$ (1,037,839)
Proceeds from shares sold	144,220,444
Cost of shares redeemed	(154,516,828)
Distributions paid (net of reinvestment of distributions)	(4,401,987)
Increase (decrease) in payable for floating rate notes issued	(6,941,000)
Cash provided (used) by financing activities	(22,677,210)
Increase (decrease) in cash	2,238,842
Cash at beginning of period	—
Cash at end of period	$ 2,238,842
Non-Cash Financing Activities:
Reinvestment of distributions	$ 10,554,069

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Year Ended May 31, 2008
Operations: Net investment income	$ 13,476,762	$ 25,244,436
Net realized gain (loss)	1,377,290	1,053,819
Change in net unrealized appreciation (depreciation)	(26,593,795)	2,743,807
Net increase (decrease) in net assets resulting from operations	(11,739,743)	29,042,062
Distributions to shareholders from: Net investment income: Class A	(2,313,476)	(3,295,757)
Class B	(42,609)	(113,189)
Class C	(175,343)	(294,936)
Class S	(7,752,184)	(15,260,956)
Institutional Class	(2,995,729)	(6,145,092)
Net realized gains: Class A	(324,068)	(9,877)
Class B	(7,191)	(412)
Class C	(38,673)	(1,073)
Class S	(1,110,302)	(45,372)
Institutional Class	(370,910)	(17,864)
Total distributions	(15,130,485)	(25,184,528)
Fund share transactions: Proceeds from shares sold	145,246,696	158,517,597
Reinvestment of distributions	10,554,069	17,987,723
Cost of shares redeemed	(154,540,386)	(153,153,422)
Redemption fees	4,202	15,483
Net increase (decrease) in net assets from Fund share transactions	1,264,581	23,367,381
Increase (decrease) in net assets	(25,605,647)	27,224,915
Net assets at beginning of period	660,326,545	633,101,630
Net assets at end of period (including undistributed net investment income of $831,061 and $633,640, respectively)	$ 634,720,898	$ 660,326,545

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.21	.42	.43	.42	.43	.43
Net realized and unrealized gain (loss)	(.41)	.06	(.05)	(.32)	.15	(.55)
Total from investment operations	(.20)	.48	.38	.10	.58	(.12)
Less distributions from: Net investment income	(.21)	(.42)	(.43)	(.42)	(.43)	(.43)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	(.01)	(.00)***
Total distributions	(.24)	(.42)	(.44)	(.44)	(.44)	(.43)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.62	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.26
Total Return (%)[b]	(1.81)**	4.46[c]	3.41[c]	.90	5.25	(1.02)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	119	80	106	93	87
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.88*	.93	.79	.78	.85	.96
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.88*	.93	.79	.78	.85	.94
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78*	.80	.79	.78	.85	.94
Ratio of net investment income (%)	3.87*	3.83	3.87	3.80	3.82	3.71
Portfolio turnover rate (%)	37**	59	45	41	45	21
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.01	$ 11.07	$ 11.41	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.17	.34	.35	.34	.34	.34
Net realized and unrealized gain (loss)	(.41)	.06	(.06)	(.32)	.16	(.55)
Total from investment operations	(.24)	.40	.29	.02	.50	(.21)
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	(.01)	(.00)***
Total distributions	(.20)	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.63	$ 11.07	$ 11.01	$ 11.07	$ 11.41	$ 11.26
Total Return (%)[b]	(2.19)**	3.65[c]	2.62[c]	.13[c]	4.54[c]	(1.80)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	6	8	9
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.70*	1.72	1.58	1.57	1.63	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.70*	1.70	1.54	1.55	1.61	1.73
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60*	1.57	1.54	1.55	1.61	1.73
Ratio of net investment income (%)	3.05*	3.06	3.12	3.03	3.06	2.92
Portfolio turnover rate (%)	37**	59	45	41	45	21
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.25	$ 11.80
Income from investment operations: Net investment income	.17	.34	.35	.34	.34	.34
Net realized and unrealized gain (loss)	(.41)	.06	(.06)	(.32)	.16	(.55)
Total from investment operations	(.24)	.40	.29	.02	.50	(.21)
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	(.01)	(.00)***
Total distributions	(.20)	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.62	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.25
Total Return (%)[b]	(2.19)**	3.69[c]	2.62[c]	.14[c]	4.54	(1.76)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	11	9	11	13	14
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.66*	1.69	1.57	1.55	1.62	1.73
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.66*	1.68	1.54	1.54	1.62	1.70
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56*	1.55	1.54	1.54	1.62	1.70
Ratio of net investment income (%)	3.09*	3.08	3.12	3.04	3.05	2.95
Portfolio turnover rate (%)	37**	59	45	41	45	21
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.00	$ 11.06	$ 11.41	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.22	.44	.46	.45	.46	.46
Net realized and unrealized gain (loss)	(.41)	.07	(.06)	(.33)	.16	(.55)
Total from investment operations	(.19)	.51	.40	.12	.62	(.09)
Less distributions from: Net investment income	(.22)	(.44)	(.45)	(.45)	(.46)	(.46)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	(.01)	(.00)***
Total distributions	(.25)	(.44)	(.46)	(.47)	(.47)	(.46)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.63	$ 11.07	$ 11.00	$ 11.06	$ 11.41	$ 11.26
Total Return (%)	(1.74)**	4.75[b]	3.65[b]	1.06	5.62	(.78)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	380	381	389	398	467	495
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.68*	.75	.57	.55	.59	.70
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.68*	.74	.55	.55	.59	.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	.58*	.61	.55	.55	.59	.69
Ratio of net investment income (%)	4.07*	4.02	4.11	4.03	4.08	3.95
Portfolio turnover rate (%)	37**	59	45	41	45	21
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.00	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.23	.46	.46	.45	.22
Net realized and unrealized gain (loss)	(.41)	.07	(.06)	(.32)	(.04)
Total from investment operations	(.18)	.53	.40	.13	.18
Less distributions from: Net investment income	(.23)	(.46)	(.46)	(.45)	(.22)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	—
Total distributions	(.26)	(.46)	(.47)	(.47)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.63	$ 11.07	$ 11.00	$ 11.07	$ 11.41
Total Return (%)	(1.66)**	4.88	3.61	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	147	150	151	191
Ratio of expenses (including interest expense) (%)[c]	.59*	.62	.50	.53	.45*
Ratio of expenses (excluding interest expense) (%)	.49*	.49	.50	.53	.45*
Ratio of net investment income (%)	4.16*	4.14	4.16	4.05	4.38*
Portfolio turnover rate (%)	37**	59	45	41	45
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2008 was approximately $25,729,000, with a weighted average interest rate of 2.54%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $254,311,645 and $264,266,984, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor received an Administration Fee of $334,044, of which $52,684 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2008
Class A	$ 5,502	$ 4,215
Class B	817	480
Class C	1,792	1,276
Class S	45,416	45,416
Institutional Class	5,943	3,026
	$ 59,470	$ 54,413

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$ 10,387	$ 1,536
Class C	42,502	7,765
	$ 52,889	$ 9,301

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 139,609	$ 41,666.23%
Class B	3,533	882.25%
Class C	14,184	4,198.25%
	$ 157,326	$ 46,746

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2008 aggregated $5,116.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2008, the CDSC for Class B and C shares aggregated $2,682 and $2,413, respectively. A deferred sales charge of up to 2.75% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2008, DIDI received $288 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,239, of which $5,442 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2008, the Fund's custodian fee was reduced by $1,178 and $987, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,583,050	$ 38,835,592	5,230,052	$ 57,891,058
Class B	58,707	633,700	21,486	237,678
Class C	339,700	3,640,101	223,141	2,479,568
Class S	6,721,233	72,629,853	4,260,902	47,094,286
Institutional Class	2,718,821	29,507,450	4,587,291	50,815,007
		$ 145,246,696		$ 158,517,597
Shares issued to shareholders in reinvestment of distributions
Class A	112,559	$ 1,215,149	144,637	$ 1,599,791
Class B	2,144	23,172	4,948	54,705
Class C	8,320	89,642	11,315	125,067
Class S	570,316	6,162,233	992,469	10,975,093
Institutional Class	283,450	3,063,873	472,971	5,233,067
		$ 10,554,069		$ 17,987,723
Shares redeemed
Class A	(3,861,527)	$ (42,019,706)	(1,877,649)	$ (20,786,498)
Class B	(96,214)	(1,029,285)	(182,624)	(2,019,400)
Class C	(85,834)	(923,734)	(110,689)	(1,224,950)
Class S	(5,948,810)	(63,832,587)	(6,165,633)	(68,189,824)
Institutional Class	(4,345,803)	(46,735,074)	(5,496,115)	(60,932,750)
		$ (154,540,386)		$ (153,153,422)
Redemption fees		$ 4,202		$ 15,483
Net increase (decrease)
Class A	(165,918)	$ (1,968,957)	3,497,040	$ 38,704,759
Class B	(35,363)	(372,413)	(156,190)	(1,727,014)
Class C	262,186	2,806,009	123,767	1,379,685
Class S	1,342,739	14,960,650	(912,262)	(10,111,659)
Institutional Class	(1,343,532)	(14,160,708)	(435,853)	(4,878,390)
		$ 1,264,581		$ 23,367,381

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity/Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                      January 28, 2009